EXHIBIT 13.2

Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, As
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Euro Tech Holdings Company Limited (the “Company”) on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jerry Wong, as Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Sections 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(3)                                  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(4)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 25, 2004

/s/ Jerry Wong
Jerry Wong
Chief Financial Officer